SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2003

US UNWIRED INC.

(Exact name of registrant as specified in its charter)

Louisiana	000-22003	72-1457316
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

901 Lakeshore Drive
Lake Charles, Louisiana	70601
(Address of principal executive offices)	(Zip Code)

(337) 436-9000

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)    Exhibits

Exhibit No.	Description

99.1	Transcript of Conference Call of US Unwired Inc. held on August 8, 2003

99.2	Information Concerning Non-GAAP Financial Measures

Item 12.    Results of Operations and Financial Condition

On August 8, 2003, the Registrant held a conference call to discuss its second quarter 2003 earnings. The transcript of the conference call is filed herewith as exhibit 99.1 and is incorporated herein by reference. The information in the transcript is to be considered “filed” for purposes of the Securities Exchange Act of 1934 and incorporated by reference into the registration statements filed by the Registrant under the Securities Act of 1933.

The Registrant is also filing as Exhibit 99.2, which is incorporated herein by reference, information concerning certain non-GAAP financial measures that were discussed during the conference call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US UNWIRED INC. (Registrant)

Date: August 14, 2003	By:	/s/ Jerry E. Vaughn

Jerry E. Vaughn Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Transcript of Conference Call of US Unwired Inc. held on August 8, 2003

99.2	Information Concerning Non-GAAP Financial Measures